                                                                      EXHIBIT 99


TERM SHEET DATED AUGUST 14, 1998                             SUBJECT TO REVISION

                         $612,500,000 ASSET BACKED NOTES
                     CASE EQUIPMENT RECEIVABLES TRUST 1998-B
                                     Issuer
                            CASE RECEIVABLES II INC.
                                     Seller
                             CASE CREDIT CORPORATION
                                    Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of the Case Equipment Receivables Trust 1998-B. The term sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the term sheet are preliminary and will be superseded in their entirety by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission (the "COMMISSION") or incorporated by reference in the relevant registration statement. In addition, the attached Term Sheet supersedes any prior or similar term sheet.

None of the underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached term sheet. This cover sheet is not a part of the term sheet.

THE REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY INVESTMENT DECISION SHOULD BE BASED UPON THE INFORMATION IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATE. SALES OF THE SECURITIES TO BE OFFERED BY THE TRUST MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE COMMISSION OR ANY STATE SECURITIES COMMISSION; ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  UNDERWRITERS OF THE CLASS A NOTES

Merrill Lynch & Co.
   Credit Suisse First Boston
          First Union Capital Markets
                       J.P. Morgan & Co.
                                  NationsBanc Montgomery Securities LLC
                                                         Salomon Smith Barney

                       UNDERWRITERS OF THE CLASS B NOTES

Merrill Lynch & Co.                                      Salomon Smith Barney

                         $612,500,000 ASSET BACKED NOTES
                     CASE EQUIPMENT RECEIVABLES TRUST 1998-B

                               SUBJECT TO REVISION

                                   TERM SHEET

ISSUER Case Equipment Receivables Trust 1998-B, a Delaware business trust.

SELLER Case Receivables II Inc. (the "SELLER"), a Delaware corporation and a wholly-owned subsidiary of Case Credit Corporation.

SERVICER              Case Credit Corporation, a Delaware corporation.

INDENTURE TRUSTEE     Harris Trust and Savings Bank.

TRUSTEE               The Bank of New York.

THE NOTES:

A. The Class A Notes  $112,706,000 Class A-1 _____% Asset Backed Notes (the
                      "A-1 NOTES").

                      $200,000,000 Class A-2 _____% Asset Backed Notes (the "A-2 NOTES").

                      $140,000,000 Class A-3 _____% Asset Backed Notes (the "A-3 NOTES").

                      $134,794,000 Class A-4 _____% Asset Backed Notes (the "A-4 NOTES" and, with the A-1 Notes, A-2 Notes and A-3 Notes, the "CLASS A NOTES").

B. The Class B Notes  $25,000,000 Class B _____% Asset Backed Notes (the
                      "CLASS B NOTES," and, with the Class A Notes, the "NOTES"). The Notes, the Certificates and the Deferred Purchase Price referred to under "Other Securities; Deferred Purchase Price" below are collectively called the "SECURITIES."

THE RECEIVABLES       The Receivables consist of retail installment sale
                      contracts or loans (the "RETAIL INSTALLMENT CONTRACTS") secured by new or used agricultural and construction or other equipment and leases ("LEASES" and together with the Retail Installment Contracts, the "CONTRACTS") of similar equipment, including rights to receive certain payments made with respect to such Receivables, and security or ownership interests in the equipment financed or leased under the Receivables, and the proceeds thereof. On the closing date, the trust will purchase Contracts (the "INITIAL

                      RECEIVABLES") with a fixed rate of interest that have an aggregate Contract Value of $525,229,239.02 as of July 31, 1998 (the "INITIAL CUTOFF DATE").

                      All of the Leases to be included in the trust are of a type referred to by Case Credit as Full Payout Leases. "FULL PAYOUT LEASES" are Leases that give the lessee the option to purchase the leased equipment for $1 or less at the end of the lease term. If a lessee does not elect to purchase the leased equipment, then the Dealer that originated the Lease is required to do so and is entitled to obtain the equipment from the lessee. In no case will the trust (or Case Credit, as Servicer) obtain possession of any leased equipment or be entitled to the proceeds from the sale of such equipment unless the equipment is repossessed in a default situation.

                      For state law purposes, the Full Payout Leases are "leases intended as security" (often called "FINANCE LEASES"), rather than true leases. As a result, with respect to matters relating to security interests in the related Financed Equipment and remedies on default, the Full Payout Leases are very similar to Retail Installment Contracts.

                      As used herein: "CONTRACT VALUE" of the Receivables is generally equivalent to their principal balance and is defined, as of any calculation date (including the Initial Cutoff Date) as the present value of the scheduled and unpaid payments on the Receivables (including termination value payments on Leases) discounted monthly at an annual rate equal to (a) in the case of the Initial Receivables, 8.559%, which is the weighted average APR of the Initial Receivables as of the Initial Cutoff Date (the "INITIAL CUTOFF DATE APR") and (b) in the case of the Subsequent Receivables, the weighted average APR of the Subsequent Receivables sold as of the applicable Subsequent Cutoff Date (the "SUBSEQUENT CUTOFF DATE APR").

                      The trust will be obligated to purchase, subject only to the availability thereof, additional Contracts (the "SUBSEQUENT RECEIVABLES") from time to time during the Funding Period having an aggregate Contract Value of approximately $99,770,760.98, such amount being equal to the amount on deposit in a Pre-Funding Account (the "PRE-FUNDING ACCOUNT") on the Closing Date (the "INITIAL PRE-FUNDED AMOUNT"). It is expected that Subsequent Receivables will be conveyed to the trust monthly on dates specified by the Seller (each date on which Subsequent Receivables are conveyed being referred to as a "SUBSEQUENT TRANSFER DATE") occurring during the Funding Period, with such transfers being given effect as of the close of business on the last day of the preceding calendar month (each, a "SUBSEQUENT CUTOFF DATE"). The Subsequent Receivables together with the Initial Receivables are referred to herein as the "RECEIVABLES." The "FUNDING PERIOD" means the period from and including the Closing Date until the earliest of: (a) the first Payment Date on which the amount on deposit in the Pre- Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the trust on or before such Determination Date) is less than $100,000, (b) the occurrence of an event of default or a servicer default, (c) the occurrence of certain events of insolvency with respect to the Seller or the Servicer and (d) the close of business on the February, 1999 Payment Date.

TERMS OF THE NOTES:

A. Interest Payments  The A-1 Notes will bear interest at a fixed rate per annum, calculated on the basis of the actual number of days in the applicable interest period and a 360-day year. The A-2 Notes, A-3 Notes, A-4 Notes and Class B Notes will each bear interest at a fixed rate per annum, calculated on the basis of a 360-day year of twelve 30- day months. Interest on the Notes will be payable on the fifteenth day of each calendar month or, if any such date is not a business day, on the next business day (each, a "PAYMENT DATE"), commencing on September 15, 1998. Interest on the Class B Notes will not be paid on any Payment Date until interest payments on the Class A Notes have been paid in full. If the amount of interest on the Class A Notes payable on any Payment Date exceeds the amounts available on such date, the Class A Noteholders will receive their ratable share (based upon the total amount of interest due to each of them) of the amount available to be distributed in respect of interest on the Class A Notes.

B. Principal Payments The principal of the Class A Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class A Noteholders' Monthly Principal Distributable Amount to the holders of the various Classes of Class A Notes, sequentially, so that no principal will be paid on any Class of Class A Notes until each Class of Class A Notes with a lower numerical designation has been paid in full (E.G., no principal will be paid on the A-2 Notes until the A-1 Notes have been paid in full). The principal of the Class B Notes will be payable on each Payment Date, to the extent of funds available therefor, in an amount generally equal to the Class B Noteholders' Monthly Principal Distributable Amount; PROVIDED, that no principal payments will be made with respect to the Class B Notes on any Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full.

                      As used herein, with respect to any Payment Date:

                      "CLASS A NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any payment date until the payment date on which the outstanding amount of the Class A Notes has been reduced to zero, the Principal Distributable Amount MINUS the Class B Noteholders' Adjusted Principal Distributable Amount.

                      "CLASS B NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any payment date, the excess of the Class B Noteholders' Monthly Principal Distributable Amount for the preceding payment date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Class B Notes on such preceding Payment Date.

                      "CLASS B NOTEHOLDERS' ADJUSTED PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to each payment date, an amount equal to the excess, if any, of: (a) the outstanding amount of the Class B Notes on the related record date minus any Class B Noteholders' Principal Carryover Shortfall over (b) the Initial Class B Percentage of the sum of the outstanding Pool Balance and the Pre-Funded Amount as of the beginning of the current Collection Period; PROVIDED, HOWEVER, that if on the related Record Date any principal of the A-1 Notes remains outstanding, then the Class B Noteholders' Adjusted Principal Distributable Amount for such payment date shall not exceed an amount equal to the aggregate unscheduled principal payments on the Receivables received during the related Collection Period. Notwithstanding the above, on and after the payment date on which the Class A Notes are reduced to zero, the Class B Noteholders' Adjusted Principal Distributable Amount shall be the Principal Distributable Amount less the amount necessary to reduce the Class A Notes to zero.

                      "CLASS B NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any payment date, the sum of (a) the Class B Noteholders' Adjusted Principal Distributable Amount for such payment date and (b) the Class B Noteholders' Principal Carryover Shortfall for such payment date; PROVIDED, HOWEVER, that the sum of CLAUSES (a) and (b) shall not exceed the outstanding amount of the Class B Notes, and, on the Final Scheduled Maturity Date, the Class B Noteholders' Monthly Principal Distributable Amount will include the amount, to the extent of available funds, necessary to reduce the outstanding amount of the Class B Notes to zero.

                      "INITIAL CLASS B PERCENTAGE" means 4%.

                      "PRINCIPAL CARRYOVER SHORTFALL" means, with respect to each payment date, the excess of the Principal Distributable Amount for the preceding payment date over the amount that was actually deposited in the Note Distribution Account in respect of principal of the Notes on such preceding payment date.

                      "PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to each payment date, the sum of (a) the Principal Distribution Amount plus (b) the Principal Carryover Shortfall.

                      "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Payment Date, the amount (not less than zero) equal to (i) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the immediately preceding Collection Period less (ii) the sum of the Contract Value of all Receivables and the Pre-Funded Amount as of the beginning of the current Collection Period.

                      The outstanding principal amount, if any, of the A-1 Notes, the A-2 Notes and the A-3 Notes will be payable in full on the September 15, 1999 Payment Date, the May 15, 2002 Payment Date and the May 15, 2003 Payment Date, respectively, in each case from funds available therefor. The outstanding principal amount, if any, of the A-4 Notes and the Class B Notes will be payable in full on the October 15, 2005 Payment Date (the "FINAL SCHEDULED MATURITY DATE"), in each case from funds available therefor.

C. Optional Redemption The remaining Notes may be prepaid in whole, but not in part, at a price equal to the unpaid principal balance of such Notes PLUS accrued and unpaid interest thereon, on the Payment Date on which the Servicer exercises its Clean-Up Call with respect to the Receivables. The Servicer may exercise its Clean-Up call when the Pool Balance declines to 10% or less of the Initial Pool Balance. As used herein, the "POOL BALANCE" means the sum of the aggregate Contract Values of the Receivables at the beginning of a collection period, after giving effect to all payments received from obligors and certain amounts to be remitted by the Servicer and the Seller for the purchase of Receivables, as the case may be, with respect to the preceding collection period and all losses realized on Receivables liquidated during such preceding collection period; and "INITIAL POOL BALANCE" means the sum of:
                      (a) the Pool Balance as of the Initial Cutoff Date PLUS
                      (b) the aggregate Contract Value of all Subsequent Receivables sold to the trust as of their respective Subsequent Cutoff Dates.

OTHER SECURITIES;
DEFERRED
PURCHASE PRICE        In addition to the Notes, the trust will also issue
                      $100,000 ___% Asset Backed Certificates (the
                      "CERTIFICATES") and will owe a deferred purchase price
                      (the "DEFERRED PURCHASE PRICE") to the Seller in an amount of $12,400,000. The Certificates will not be publicly offered.

                      The Certificates and the unpaid balance of the Deferred Purchase Price will bear interest at a fixed rate per annum (except that during the Funding Period no interest will accrue on the pre-funded portion of the Certificates and Deferred Purchase Price). No Deferred Purchase Price or principal with respect to the Certificates will be distributable until the Notes have been repaid in full.

PRE-FUNDING ACCOUNT   The amount on deposit in the Pre-Funding Account (the
                      "PRE-FUNDED AMOUNT") will initially equal the Initial
                      Pre-Funded Amount of $99,770,760.98, and, during the Funding Period, will be reduced by the amount thereof used to purchase Subsequent Receivables.
NEGATIVE CARRY
 ACCOUNT              In order to maintain the rating of the Notes at their
                      initial levels, the Servicer will establish and maintain in the name of the Indenture Trustee an account (the "NEGATIVE CARRY ACCOUNT") for the benefit of the Noteholders. The Negative Carry Account will be created with an initial deposit by the Seller.
YIELD SUPPLEMENT
 ACCOUNT              In order to maintain the rating of the Notes at their
                      initial levels, the Servicer will establish and maintain in the name of the Indenture Trustee an account (the "YIELD SUPPLEMENT ACCOUNT") for the benefit of the Noteholders. The Yield Supplement
                      Account will be created with an initial deposit by the Seller of $__________. On each Subsequent Transfer
                      Date, cash or eligible investments having a value equal to the Maximum Yield Supplement Amount of the Subsequent Receivables conveyed to the trust on such Subsequent Transfer Date will be withdrawn from the Pre-Funding Account and deposited in the Yield
                      Supplement Account. The amount initially deposited in the Yield Supplement Account by the Seller together with the aggregate amount transferred from the Pre-Funding Account to the Yield Supplement Account on each Subsequent Transfer Date is referred to as the "YIELD SUPPLEMENT ACCOUNT INITIAL DEPOSIT." The
                      "MAXIMUM YIELD SUPPLEMENT AMOUNT" for a Receivable is equal to the difference (if positive) between (A) the present value of the scheduled and unpaid payments on the Receivable discounted monthly at an annual rate equal to its individual APR minus (B) the present value of the scheduled and unpaid payments on the Receivable discounted monthly at an annual rate equal to the sum of (i) the weighted average interest rate on the Notes, plus (ii) the servicing fee rate.

                      On each Payment Date, the Servicer will instruct the Indenture Trustee to withdraw from the Yield Supplement Account and deposit into the Collection Account an amount equal to the Yield Supplement Amount for such Collection Period. "YIELD SUPPLEMENT AMOUNT" means, for each Collection Period, the difference (if positive) between (i) the sum of (a) the servicing fee plus (b) the product of (x) the aggregate interest payable on the Notes (including overdue interest, if any), multiplied by (y) the Receivables Percentage, minus
                      (ii) the difference (if positive) between (x) the aggregate amount of collections on or with respect to the Receivables with respect to the related Collection Period minus (y) the Principal Distribution Amount. The "RECEIVABLE PERCENTAGE" for each Collection Period is equal to the percentage equivalent of a fraction the numerator of which is the Pool Balance and the denominator of which is the sum of the Pool Balance and the Pre-Funded Amount, after taking into account all transfers of Subsequent Receivables during such Collection Period.

                      Amounts on deposit in the Yield Supplement Account on any Payment Date (after giving effect to all distributions to be made on such Payment Date) in excess of the Required Yield Supplement Account Balance will be distributed to the Seller.

                      "REQUIRED YIELD SUPPLEMENT ACCOUNT BALANCE" means, as of the beginning of each Collection Period, the lesser of (a) the Yield Supplement Account Initial Deposit for the Closing Date and each Subsequent Transfer Date occurring prior to that Collection Period minus all previous withdrawals from the Yield Supplement Account and (b) the sum of the Maximum Yield Supplement Amounts for each Receivable as of such day.

SPREAD ACCOUNT        The Servicer will establish and maintain in the name of
                      the Indenture Trustee a collateral account (the "SPREAD
                      ACCOUNT") into which funds will be deposited from time to time. Funds on deposit in the Spread Account will be available on each Payment Date to cover shortfalls in distributions of interest and principal on the Notes.
                      Funds on deposit in the Spread Account will not be used to cover shortfalls in any distributions on the Certificates or the Deferred Purchase Price. The Spread
                      Account will be created with an initial deposit by the Seller of $10,504,585. On each Subsequent Transfer
                      Date, cash or eligible investments having a value approximately equal to 2.00% of the aggregate Contract
                      Value of the Subsequent Receivables conveyed to the trust on such Subsequent Transfer Date will be withdrawn from the Pre-Funding Account and deposited in the Spread Account.

                      Amounts in the Spread Account on any Payment Date (after giving effect to all distributions to be made on such Payment Date) in excess of the lesser of: (a) 2.00% of the Initial Pool Balance and (b) the Note Balance will be distributed to the Seller.

PRIORITY OF
  DISTRIBUTIONS       Collections on the Receivables with respect to each
                      collection period will be applied on the related
                      Payment Date in the priority indicated below:

                      (i) accrued and unpaid Administration Fees through the end of the related Collection Period;

                      (ii)  accrued and unpaid interest on the Class A Notes;

                      (iii) accrued and unpaid interest on the Class B Notes;

                      (iv)  the Principal Distribution Amount to pay principal:

                             -  to the extent of the Class A Noteholders'
                                Monthly Principal Distributable Amount, 100% to the holders of the various Classes of Class A Notes, sequentially, so that no principal will be paid on any Class of Class A Notes until each Class of Class A Notes with a lower numerical designation has been paid in full (E.G., no principal will be paid on the Class A-2 Notes until the Class A-1 Notes have been paid in full);

                             -  to the extent of the Class B Noteholders'
                                Monthly Principal Distributable Amount, to the holders of the Class B Notes until paid in full;

                      (v) to the Spread Account, to the extent necessary so that the balance on deposit therein will not be less than the Specified Spread Account Balance;

                      (vi) accrued and unpaid interest on the Deferred Purchase Price and the Certificates;

                     (vii) the Deferred Purchase Price Distributable Amount and the Certificateholders' Principal
                            Distributable Amount;

                    (viii) accrued and unpaid Servicing Fees through the end of the related Collection Period, except that if neither Case Credit nor any of its affiliates is the Servicer, the amounts described in this clause will be paid prior to any other application of funds on deposit in the Collection Account; and

                      (ix)  the remaining balance, if any, to the Seller.

                      After an Event of Default and acceleration of the Notes (and, if any Notes remain outstanding, on and after the Final Scheduled Maturity Date), principal payments will be made first to Class A Noteholders ratably according to the amounts due on the Class A Notes for principal and then to the Class B Noteholders until the outstanding principal amount of the Class B Notes has been paid in full.

                      As used herein:

                      "CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, on any payment date, the remainder, if any, of the Principal Distributable Amount for that payment date after subtracting the Class A Noteholders' Monthly Principal Distributable Amount, the Class B Noteholders' Monthly Principal Distributable Amount and the Deferred Purchase Price Distributable Amount; PROVIDED that (a) in no event shall the Certificateholders' Principal Distributable Amount exceed the outstanding principal amount of Certificates, and (b) on the Final Scheduled Maturity Date, the Certificateholders' Principal Distributable Amount will include the amount, to the extent of available funds, necessary to reduce the outstanding principal amount of Certificates to zero.

                      "DEFERRED PURCHASE PRICE DISTRIBUTABLE AMOUNT" means, on any payment date, the remainder, if any, of the Principal Distributable Amount for that payment date after subtracting the Class A Noteholders' Monthly Principal Distributable Amount and the Class B Noteholders' Principal Distributable Amount, PROVIDED that (a) in no event shall the Deferred Purchase Price Distributable Amount exceed the remaining unpaid Deferred Purchase Price, and (b) on the Final Scheduled Maturity Date, the Deferred Purchase Distributable Amount will include the amount, to the extent of available funds, necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such payment date and allocable to principal) to reduce the remaining unpaid Deferred Purchase Price to zero.

TAX STATUS            It is contemplated that the Notes will be characterized
                      as debt for Federal income tax purposes and the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

ERISA CONSIDERATIONS  Subject to certain considerations, it is contemplated that the Notes will be eligible for purchase by employee benefit plans.

LEGAL INVESTMENT      It is contemplated that the A-1 Notes will be eligible
                      for purchase by money market funds under paragraph
                      (a)(9) of Rule 2a-7 under the Investment Company Act of
                      1940, as amended.

RATING OF THE NOTES   It is a condition to the issuance of the Notes that the
                      A-1 Notes be rated in the highest short-term rating category, that the A-2 Notes, A-3 Notes and A-4 Notes be rated in the highest long-term rating category and that the Class B Notes be rated at least in the "A" category or its equivalent, in each case by at least two nationally recognized statistical rating agencies.
                      There can be no assurance that such ratings will not be lowered or withdrawn by a rating agency if circumstances so warrant.

RISK FACTORS          Before making an investment decision, prospective
                      investors should consider the factors that will be set forth under the caption "Risk Factors" in the Prospectus Supplement and the Prospectus.

    For purposes of the data in the following tables, "CONTRACT VALUE" for each: (a) Standard Precomputed Receivable has been calculated as the sum of
(i) the present value of the future scheduled payments on such Receivable as of the Initial Cutoff Date discounted monthly at an annual rate equal to the adjusted APR of such Receivable and (ii) an amount attributable to past due payments, and (b) precomputed simple rebate Receivable has been deemed to equal the current balance plus accrued interest of that Receivable shown on the Servicer's records as of the Initial Cutoff Date.

                          COMPOSITION OF THE RECEIVABLES POOL
                            AS OF THE INITIAL CUTOFF DATE

       INITIAL                                               WEIGHTED            WEIGHTED        AVERAGE
    CUTOFF DATE       AGGREGATE          NUMBER OF            AVERAGE             AVERAGE        CONTRACT
        APR       CONTRACT VALUE         RECEIVABLES       REMAINING TERM       ORIGINAL TERM      VALUE
    -----------   ---------------        -----------       ---------------      -------------     --------
      8.559%       $524,899,028.57          17,361            46.46 months       49.49 months      $30,234

                         COMPOSITION OF THE RECEIVABLES POOL
                            AS OF THE INITIAL CUTOFF DATE
                                   BY RECEIVABLES TYPE

                                                                                PERCENT OF
                                                                                AGGREGATE
                                            NUMBER OF           AGGREGATE         CONTRACT
RECEIVABLES TYPE                           RECEIVABLES        CONTRACT VALUE       VALUE
----------------                           -----------        --------------    -----------
RETAIL INSTALLMENT CONTRACTS                 15,930         $ 461,486,338.30       87.92%
FULL PAYOUT LEASES                            1,431            63,412,690.27       12.08
                                             ------          ---------------      ------
                                             17,361          $524,899,028.57      100.00%
                                             ------          ---------------      ------
                                             ------          ---------------      ------

     DISTRIBUTION BY APR OF THE RECEIVABLES POOL AS OF THE INITIAL CUTOFF DATE

                                                                                 PERCENT OF
                                                                                  AGGREGATE
                                                 NUMBER OF        AGGREGATE        CONTRACT
APR RANGE                                       RECEIVABLES    CONTRACT VALUE       VALUE
---------                                       -----------   ---------------     --------
  3.00% to 3.99%                                     792      $ 13,892,447.91        2.65%
  4.00% to 4.99%                                     307        24,140,973.14        4.60
  5.00% to 5.99%                                     549        19,689,927.08        3.75
  6.00% to 6.99%                                   3,316        69,723,476.48       13.28
  7.00% to 7.99%                                   2,520        84,573,046.45       16.11
  8.00% to 8.99%                                   1,533        93,961,444.17       17.90
  9.00% to 9.99%                                   2,139        93,614,416.21       17.83
10.00% to 10.99%                                   4,571        82,605,065.31       15.74
11.00% to 11.99%                                     780        18,217,815.50        3.47
12.00% to 12.99%                                     382         9,617,511.68        1.83
13.00% to 13.99%                                     161         3,906,195.37        0.74
14.00% to 14.99%                                      61         2,045,141.10        0.39
15.00% to 15.99%                                      45         1,782,158.73        0.34
16.00% to 16.99%                                      51         2,276,743.34        0.43
17.00% to 17.99%                                     153         4,844,088.99        0.92
18.00% to 18.99%                                       1             8,577.11        0.00
                                                  -------     ----------------     ------
          Total                                    17,361     $524,899,028.57      100.00%
                                                  -------     ----------------     ------
                                                  -------     ----------------     ------

                      DISTRIBUTION BY EQUIPMENT TYPE OF THE RECEIVABLES POOL
                                 AS OF THE INITIAL CUTOFF DATE

                                                                                   PERCENT OF
                                                                                    AGGREGATE
                                                NUMBER OF           AGGREGATE      CONTRACT
TYPE                                            RECEIVABLES      CONTRACT VALUE      VALUE
----                                            -----------      --------------     ----------
Agricultural
     New                                           5,296          $134,649,723.85     25.65%
     Used                                          5,376           119,983,676.38     22.86
Construction
     New                                           3,844           173,813,504.40     33.11
     Used                                          2,845            96,452,123.94     18.38
                                                  ------           --------------     -----
          Total                                   17,361          $524,899,028.57    100.00%
                                                  ------           --------------     -----
                                                  ------           --------------     -----


                   DISTRIBUTION BY PAYMENT FREQUENCY OF THE RECEIVABLES POOL
                                AS OF THE INITIAL CUTOFF DATE

                                                                                    PERCENT OF
                                                                                     AGGREGATE
                                                  NUMBER OF         AGGREGATE        CONTRACT
FREQUENCY                                        RECEIVABLES      CONTRACT VALUE      VALUE
---------                                        -----------      --------------     --------
Annual(1)                                           7,279          $192,178,901.14     36.61%
Semiannual                                            650            20,259,678.36      3.86
Quarterly                                             175             5,070,559.25      0.97
Monthly                                             9,257           307,389,889.82     58.56
                                                   ------          ---------------    ------
          Total                                    17,361          $524,899,028.57    100.00%
                                                   ------          ---------------    ------
                                                   ------          ---------------    ------

---------------------
(1) Approximately 9.05%, 3.63%, 2.98%, 14.53%, 19.59%, 15.88%, 14.83%, 6.02%,
4.12%, 1.89%, 2.56% and 4.93%, of the annual Receivables have scheduled payments within the collection periods relating to the Payment Dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

           DISTRIBUTION BY CURRENT CONTRACT VALUE OF THE RECEIVABLES POOL
                             AS OF THE INITIAL CUTOFF DATE

                                                                                      PERCENT OF
         CONTRACT                                                                     AGGREGATE
           VALUE                                   NUMBER OF         AGGREGATE        CONTRACT
           RANGE                                   RECEIVABLES    CONTRACT VALUE        VALUE
         ---------                                 -----------    --------------      --------
$       0.00 to $   4,999.99                          1,998       $  6,587,218.33       1.25%
    5,000.00 to     9,999.99                          3,138         22,990,629.85       4.38
   10,000.00 to    14,999.99                          2,612         32,177,607.19       6.13
   15,000.00 to    19,999.99                          1,794         31,103,090.34       5.93
   20,000.00 to    24,999.99                          1,275         28,487,320.86       5.43
   25,000.00 to    29,999.99                          1,016         27,833,334.34       5.30
   30,000.00 to    34,999.99                            789         25,490,826.79       4.86
   35,000.00 to    39,999.99                            710         26,564,673.21       5.06
   40,000.00 to    44,999.99                            566         24,037,419.03       4.58
   45,000.00 to    49,999.99                            477         22,634,937.02       4.31
   50,000.00 to    54,999.99                            424         22,189,056.27       4.23
   55,000.00 to    59,999.99                            357         20,499,520.95       3.91
   60,000.00 to    64,999.99                            311         19,424,688.13       3.70
   65,000.00 to    69,999.99                            232         15,686,613.87       2.99
   70,000.00 to    74,999.99                            208         15,076,793.99       2.87
   75,000.00 to    99,999.99                            637         54,713,697.53      10.42
  100,000.00 to   199,999.99                            701         92,627,723.70      17.65
  200,000.00 to   299,999.99                             64         15,213,823.28       2.90
  300,000.00 to   499,999.99                             43         16,055,049.00       3.06
  500,000.00 to   699,999.99                              7          4,030,607.17       0.77
  700,000.00 to   799,999.99                              2          1,474,397.72       0.28
                                                    -------       ---------------     ------
         Total                                       17,361       $524,899,028.57     100.00%
                                                    -------       ---------------     ------
                                                    -------       ---------------     ------


                       GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES POOL
                                  AS OF THE INITIAL CUTOFF DATE

                               PERCENT OF                                  PERCENT OF
                               AGGREGATE                                   AGGREGATE
                                CONTRACT                                   CONTRACT
STATE(1)                          VALUE        STATE(1)                      VALUE
--------                       ----------      --------                    ----------
Alabama                           3.20%        Nebraska                       2.09%
Alaska                            0.12         Nevada                         0.89
Arizona                           1.71         New Hampshire                  0.28
Arkansas                          3.70         New Jersey                     0.77
California                        3.38         New Mexico                     0.45
Colorado                          2.60         New York                       2.07
Connecticut                       0.37         North Carolina                 2.04
Delaware                          0.29         North Dakota                   1.23
Florida                           2.80         Ohio                           2.51
Georgia                           4.71         Oklahoma                       2.52
Hawaii                            0.09         Oregon                         1.60
Idaho                             1.36         Pennsylvania                   2.49
Illinois                          4.13         Rhode Island                   0.01
Indiana                           2.52         South Carolina                 1.39
Iowa                              3.66         South Dakota                   2.28
Kansas                            3.41         Tennessee                      2.50
Kentucky                          1.43         Texas                          8.84
Louisiana                         2.67         Utah                           0.89
Maine                             0.52         Vermont                        0.42
Maryland                          0.96         Virginia                       1.11
Massachusetts                     0.34         Washington                     2.22
Michigan                          2.51         Washington, D.C                0.00
Minnesota                         3.56         West Virginia                  0.26
Mississippi                       4.05         Wisconsin                      2.75
Missouri                          2.89         Wyoming                        0.45
                                                                            ------
Montana                           0.98              Total                   100.00%
                                                                            ------
                                                                            ------

------------------
(1) Based upon billing addresses of the obligors.

DELINQUENCIES, REPOSSESSIONS, AND NET LOSSES

     Set forth below is certain information concerning Case Credit's experience pertaining to the entire portfolio of United States retail agricultural and construction equipment receivables that it services, including receivables previously sold to trusts under prior asset-backed securitizations. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables of the trust will be comparable to that set forth below.



                     DELINQUENCY EXPERIENCE(1)


                                                            AT DECEMBER 31,
                      ----------------------------------------------------------------------------------------------
                              1997              1996               1995              1994               1993
                      ----------------  -----------------  -----------------  -----------------  ------------------
                                                         (DOLLARS IN MILLIONS)
                       Number            Number             Number              Number            Number
                         of                of                  of                 of                 of
                     Contracts  Amount  Contracts  Amount  Contracts  Amount  Contracts  Amount  Contracts  Amount
                     ---------  ------  ---------  ------  ---------  ------  ---------  ------  ---------  -------
Portfolio             145,101  $3,623.3  135,211  $3,262.4  135,722  $3,093.1  128,891  $2,641.0  128,562  $2,434.0
Period of
  Delinquency
    31-60 days          2,649      74.2    2,031      45.9    1,927      33.5    1,457      18.4    2,033      27.2
    60 Days or
      More              2,502      65.3    1,778      36.3    1,509      18.5      855       9.4    2,145      22.5
                      -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
Total
  Delinquencies         5,151  $  139.5  $ 3,809  $   82.2    3,436  $   52.0    2,312  $   27.8    4,178  $   49.7
Total Delinquencies
  as a Percent of
  the Portfolio          3.6%      3.9%     2.8%      2.5%     2.5%      1.7%     1.8%      1.0%     3.2%      2.0%



                                    AT JUNE 30,
                       --------------------------------------
                              1998              1997
                       -----------------   ------------------
                              (DOLLARS IN MILLIONS)
                        Number              Number
                          of                   of
                       Contracts  Amount   Contracts  Amount
                       --------- --------  --------- --------
Portfolio               149,535  $3,891.6  139,759   $3,416.7
Period of
  Delinquency
    31-60 days            2,303      66.0    2,205       50.9
    60 Days or
      More                2,089      65.6    2,442       57.4
                        -------  --------  -------   --------
Total
  Delinquencies           4,392  $  131.6    4,647   $  108.3
Total Delinquencies
  as a Percent of
  the Portfolio            2.9%      3.4%     3.3%       3.2%


-----------------------
(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service. Case Credit treats a receivable as delinquent when it is one day past due.


                                      CREDIT LOSS/REPOSSESSION EXPERIENCE(1)

                                                             YEAR ENDED DECEMBER 31,         SIX MONTHS ENDED
                                                                                                 JUNE 30,
                                         --------------------------------------------------  ------------------
                                           1997      1996       1995      1994       1993      1998     1997
                                         --------  --------   --------  --------   --------  --------  --------
                                                                  (DOLLARS IN MILLIONS)
Average Gross Portfolio Outstanding
   During the Period                     $3,442.9  $3,155.5   $2,857.7  $2,511.2   $2,487.1   $3,726.4  $3,320.8
Repossessions as a Percent of Average
   Gross Portfolio Outstanding(5)           1.20%     1.07%      1.14%     1.33%      1.83%      1.40%     1.06%
Net Losses as a Percent of
   Liquidations(2)(3)(4)                    0.34%     0.15%      0.22%     0.36%      0.61%      0.48%     0.28%
Net Losses as a Percent of Average
   Gross Portfolio Outstanding(2)(3)(5)     0.20%     0.08%      0.11%     0.19%      0.31%      0.30%     0.15%

(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each retail installment sale contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on equipment other than agricultural and construction equipment and includes the receivables that remained with Tenneco Credit Corporation and previously sold contracts that Case Credit continues to service.

(2) A portion of the contracts provide for recourse to Dealers. Approximately 25%, 25%, 22%, 22%, 22%, 20% and 23% of the aggregate amounts scheduled to be paid on the contracts acquired during the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the six months ended June 30, 1998 and June 30, 1997, respectively, provide for recourse to Dealers (excluding contracts which provide for recourse to Dealers through the Dealers' reserve accounts). In the event of defaults by the obligor under any such contract, the contract is required to be repurchased by the Dealer for an amount generally equal to all amounts due and unpaid thereunder. As a result, any losses under any such contract are incurred by the Dealer and are not included in the net loss figures set forth above.

(3) Net losses are equal to the aggregate of the principal balances of all contracts (plus accrued but unpaid interest thereon) that are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, excluding any losses resulting from repossession expenses and excluding any recoveries from Dealers' reserve accounts.

(4) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(5) Percentages have been annualized for the six months ended June 30, 1998 and June 30, 1997, and are not necessarily indicative of the experience for the year.

                      WEIGHTED AVERAGE LIFE OF THE NOTES

     The following tables indicate the projected weighted average life of each Class of Notes (assuming the Servicer exercises its Clean-Up Call) and sets forth the percent of the initial principal balance of each Class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant prepayment rate ("CPR") percentages.

  PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE NOTES AT VARIOUS CPR PERCENTAGES

                                                    A-1 NOTES                             A-2 NOTES
                                ---------------------------------------     --------------------------------------
PAYMENT DATE                     0%       13%     15%      17%      19%      0%      13%      15%      17%     19%
------------                    ----      ---     ---      ---      ---     ----     ---      ---      ---     ---
Closing Date                      100     100     100       100     100      100      100     100       100    100
September, 1998                    89      84      83        83      82      100      100     100       100    100
October, 1998                      82      72      71        69      67      100      100     100       100    100
November, 1998                     74      59      56        54      51      100      100     100       100    100
December, 1998                     65      45      42        38      34      100      100     100       100    100
January, 1999                      54      29      25        21      16      100      100     100       100    100
February, 1999                     45      16      11         6       1      100      100     100       100    100
March, 1999                        38       4       0         0       0      100      100      99        96     93
April, 1999                        24       0       0         0       0      100       93      89        86     82
May, 1999                           7       0       0         0       0      100       82      78        74     71
June, 1999                          0       0       0         0       0       95       71      67        63     59
July, 1999                          0       0       0         0       0       88       61      57        53     48
August, 1999                        0       0       0         0       0       82       53      49        45     40
September, 1999                     0       0       0         0       0       77       47      42        38     33
October, 1999                       0       0       0         0       0       73       41      36        31     26
November, 1999                      0       0       0         0       0       68       35      30        25     20
December, 1999                      0       0       0         0       0       63       29      23        18     13
January, 2000                       0       0       0         0       0       57       21      16        11      6
February, 2000                      0       0       0         0       0       52       16      10         5      0
March, 2000                         0       0       0         0       0       48       10       5         0      0
April, 2000                         0       0       0         0       0       40        2       0         0      0
May, 2000                           0       0       0         0       0       31        0       0         0      0
June, 2000                          0       0       0         0       0       22        0       0         0      0
July, 2000                          0       0       0         0       0       13        0       0         0      0
August, 2000                        0       0       0         0       0        7        0       0         0      0
September, 2000                     0       0       0         0       0        2        0       0         0      0
October, 2000                       0       0       0         0       0        0        0       0         0      0
November, 2000                      0       0       0         0       0        0        0       0         0      0
December, 2000                      0       0       0         0       0        0        0       0         0      0
January, 2001                       0       0       0         0       0        0        0       0         0      0
February, 2001                      0       0       0         0       0        0        0       0         0      0
March, 2001                         0       0       0         0       0        0        0       0         0      0
April, 2001                         0       0       0         0       0        0        0       0         0      0
May, 2001                           0       0       0         0       0        0        0       0         0      0
June, 2001                          0       0       0         0       0        0        0       0         0      0
July, 2001                          0       0       0         0       0        0        0       0         0      0
August, 2001                        0       0       0         0       0        0        0       0         0      0
September, 2001                     0       0       0         0       0        0        0       0         0      0
October, 2001                       0       0       0         0       0        0        0       0         0      0
November, 2001                      0       0       0         0       0        0        0       0         0      0
December, 2001                      0       0       0         0       0        0        0       0         0      0
January, 2002                       0       0       0         0       0        0        0       0         0      0
February, 2002                      0       0       0         0       0        0        0       0         0      0
March, 2002                         0       0       0         0       0        0        0       0         0      0
April, 2002                         0       0       0         0       0        0        0       0         0      0
May, 2002                           0       0       0         0       0        0        0       0         0      0
June, 2002                          0       0       0         0       0        0        0       0         0      0
July, 2002                          0       0       0         0       0        0        0       0         0      0
August, 2002                        0       0       0         0       0        0        0       0         0      0
Weighted Average Life (years)(1) 0.45    0.31    0.29      0.28    0.26     1.48     1.10    1.06      1.01   0.96


--------------
(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of such Note to the related Payment Date,
     (b) adding the results and (c) dividing the sum by the related initial principal amount of such Note.

    PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE NOTES AT VARIOUS CPR PERCENTAGES

PAYMENT DATE                                      A-3 NOTES                                     A-4 NOTES
------------                         -------------------------------------------   ---------------------------------------
                                      0%      13%      15%      17%      19%         0%      13%      15%     17%      19%
                                     ---      ---      ---      ---      ---        ---      ---      ---     ---      ---
Closing Date                         100      100      100      100      100        100      100      100     100      100
September, 1998                      100      100      100      100      100        100      100      100     100      100
October, 1998                        100      100      100      100      100        100      100      100     100      100
November, 1998                       100      100      100      100      100        100      100      100     100      100
December, 1998                       100      100      100      100      100        100      100      100     100      100
January, 1999                        100      100      100      100      100        100      100      100     100      100
February, 1999                       100      100      100      100      100        100      100      100     100      100
March, 1999                          100      100      100      100      100        100      100      100     100      100
April, 1999                          100      100      100      100      100        100      100      100     100      100
May, 1999                            100      100      100      100      100        100      100      100     100      100
June, 1999                           100      100      100      100      100        100      100      100     100      100
July, 1999                           100      100      100      100      100        100      100      100     100      100
August, 1999                         100      100      100      100      100        100      100      100     100      100
September, 1999                      100      100      100      100      100        100      100      100     100      100
October, 1999                        100      100      100      100      100        100      100      100     100      100
November, 1999                       100      100      100      100      100        100      100      100     100      100
December, 1999                       100      100      100      100      100        100      100      100     100      100
January, 2000                        100      100      100      100      100        100      100      100     100      100
February, 2000                       100      100      100      100      100        100      100      100     100      100
March, 2000                          100      100      100       99       91        100      100      100     100      100
April, 2000                          100      100       96       88       80        100      100      100     100      100
May, 2000                            100       90       83       75       68        100      100      100     100      100
June, 2000                           100       78       71       63       56        100      100      100     100      100
July, 2000                           100       66       59       52       45        100      100      100     100      100
August, 2000                         100       58       50       43       36        100      100      100     100      100
September, 2000                      100       50       43       36       29        100      100      100     100      100
October, 2000                         96       44       37       30       23        100      100      100     100      100
November, 2000                        90       38       31       24       17        100      100      100     100      100
December, 2000                        83       31       24       17       10        100      100      100     100      100
January, 2001                         74       23       16        9        3        100      100      100     100      100
February, 2001                        67       17       10        4        0        100      100      100     100       97
March, 2001                           61       11        5        0        0        100      100      100      98       91
April, 2001                           51        3        0        0        0        100      100       96      90       83
May, 2001                             38        0        0        0        0        100       92       86      80       74
June, 2001                            26        0        0        0        0        100       83       77      71       66
July, 2001                            14        0        0        0        0        100       74       68      63       58
August, 2001                           7        0        0        0        0        100       68       62      57       53
September, 2001                        1        0        0        0        0        100       63       58      53       49
October, 2001                          0        0        0        0        0         96       59       54      49       45
November, 2001                         0        0        0        0        0         91       55       50      46       42
December, 2001                         0        0        0        0        0         85       50       46      42       38
January, 2002                          0        0        0        0        0         79       46       41      37        0
February, 2002                         0        0        0        0        0         74       42       38       0        0
March, 2002                            0        0        0        0        0         69       38        0       0        0
April, 2002                            0        0        0        0        0         62        0        0       0        0
May, 2002                              0        0        0        0        0         53        0        0       0        0
June, 2002                             0        0        0        0        0         44        0        0       0        0
July, 2002                             0        0        0        0        0         37        0        0       0        0
August, 2002                           0        0        0        0        0          0        0        0       0        0
Weighted Average Life (years)(1)    2.64     2.14     2.07     2.00     1.93       3.71     3.28     3.20    3.13     3.05

----------------------
(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date,
     (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.

 PERCENT OF INITIAL PRINCIPAL AMOUNT OF THE NOTES AT VARIOUS CPR PERCENTAGES

PAYMENT DATE                                    CLASS B NOTES
------------                         ---------------------------------------
                                      0%      13%      15%      17%      19%
                                     ---      ---      ---      ---      ---
Closing Date                         100      100      100      100      100
September, 1998                      100       97       97       97       97
October, 1998                        100       95       94       94       94
November, 1998                       100       92       92       91       91
December, 1998                       100       90       89       88       88
January, 1999                        100       87       86       85       84
February, 1999                       100       84       83       82       81
March, 1999                          100       82       81       80       79
April, 1999                          100       79       78       77       75
May, 1999                            100       75       74       73       71
June, 1999                           100       72       70       69       68
July, 1999                            77       68       67       65       64
August, 1999                          75       66       64       63       61
September, 1999                       74       63       62       60       59
October, 1999                         72       62       60       58       57
November, 1999                        71       60       58       56       55
December, 1999                        69       57       56       54       52
January, 2000                         67       55       53       52       50
February, 2000                        65       53       51       50       48
March, 2000                           64       51       49       48       46
April, 2000                           61       49       47       45       43
May, 2000                             58       46       44       42       40
June, 2000                            55       43       41       39       38
July, 2000                            52       40       38       37       35
August, 2000                          50       38       36       35       33
September, 2000                       48       36       35       33       31
October, 2000                         47       35       33       32       30
November, 2000                        46       33       32       30       28
December, 2000                        44       32       30       28       27
January, 2001                         42       30       28       27       25
February, 2001                        40       29       27       25       24
March, 2001                           39       27       26       24       23
April, 2001                           36       25       24       22       21
May, 2001                             33       23       21       20       19
June, 2001                            31       21       19       18       17
July, 2001                            28       19       17       16       15
August, 2001                          26       17       16       15       14
September, 2001                       25       16       15       14       13
October, 2001                         24       15       14       13       12
November, 2001                        23       14       13       12       11
December, 2001                        21       13       12       11       11
January, 2002                         20       12       11       10        0
February, 2002                        19       11       11        0        0
March, 2002                           18       11        0        0        0
April, 2002                           16        0        0        0        0
May, 2002                             14        0        0        0        0
June, 2002                            12        0        0        0        0
July, 2002                            10        0        0        0        0
August, 2002                           0        0        0        0        0
Weighted Average Life (years)(1)    2.20     1.74     1.68     1.63     1.58

----------------------
(1) The weighted average life of a Note is determined by: (a) multiplying the amount of each principal payment on the applicable Note by the number of years from the date of issuance of the Note to the related Payment Date,
     (b) adding the results and (c) dividing the sum by the related initial principal amount of the Note.

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